UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                  FORM 8-K


                               CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934



     Date of report (Date of earliest event reported):  August 14, 2008



                       JONES LANG LASALLE INCORPORATED
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)



      Maryland                      001-13145                36-4150422
------------------------      --------------------          ---------------
(State or other juris-        (Commission File              (IRS Employer
diction of incorporation)     Number)                       Identification
                                                            No.)



     200 East Randolph Drive, Chicago, IL                      60601
     ------------------------------------                   ----------
    (Address of Principal Executive Offices)                (Zip Code)



Registrant's telephone number, including area code:         (312) 782-5800



                               Not Applicable
       --------------------------------------------------------------
       (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  [  ]      Written communications pursuant to Rule 425 under the
            Securities Act (17 CFR 230.425)

  [  ]      Soliciting material pursuant to Rule 14a-12 under the
            Exchange Act (17 CFR 240.14a-12)

  [  ]      Pre-commencement communications pursuant to Rule 14d-2(b)
            under the Exchange Act (17 CFR 240.14d-2(b))

  [  ]      Pre-commencement communications pursuant to Rule 13e-4(c)
            under the Exchange Act (17 CFR 240.13e-4(c))






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ITEM 5.02(D).  APPOINTMENT OF OFFICER.

      Mark K. Engel, 36, has been appointed as Executive Vice President and Global Controller of Jones Lang LaSalle Incorporated. In such capacity, Mr. Engel will serve as the Company's principal accounting officer and will report to Lauralee E. Martin, the Company's Chief Operating and Financial Officer.

      Mr. Engel previously served as Senior Vice President and Assistant Global Controller of Jones Lang LaSalle from April 2007 through July 2008, and as Director of External Financial Reporting from November 2004 through March 2007. Prior to that, Mr. Engel was Controller of the Principal Investments Management business of JPMorgan Chase & Co. in 2004, was Vice President of Accounting Policy at Bank One Corporation from 2003 to 2004, and held various positions in the audit practice of Deloitte & Touche LLP from 1994 through 2003. Mr. Engel, who is a certified public accountant, received a B.B.A. in Accountancy from the University of Notre Dame.

      Mr. Engel replaces Stan Stec, who was previously the firm's Global Controller. Mr. Stec has been appointed as Jones Lang LaSalle's Executive Vice President and Manager of Global Finance Operations, responsible for driving the firm's goals for world standard process and efficiency, and will continue to report to Ms. Martin in his new role.















































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                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  August 14, 2008             JONES LANG LASALLE INCORPORATED



                                    By:   /s/ Lauralee E. Martin
                                          --------------------------------
                                          Name:  Lauralee E. Martin
                                          Title: Executive Vice President
                                                 and Chief Operating
                                                 and Financial Officer




















































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